Exhibit 10.1

                        Brainstorm Cell Therapeutics Inc.
                           1350 Avenue of the Americas
                            New York, New York 10019


                                                                  March __, 2006

[NAME]

[ADDRESS]


Ladies and Gentlemen:

            This letter intends to memorialize and set forth the understandings reached between you and Brainstorm Cell Therapeutics Inc. (the "Company") regarding certain restrictions that shall be imposed on you with respect to the ____________ shares of the Company's Common Stock represented by Certificate No._________ (the "Founder Shares"). In March 2005, you entered into a lock-up agreement with the Company (the "Lock-up Agreement"). This letter agreement hereby amends and restates the Lock-up Agreement in its entirety, with the Lock-up Agreement being of no further force or effect.

            The undersigned hereby agrees and warrants that he/she will not, without the prior written consent of the Company's Board of Directors, offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to (collectively shall be referred to as "transfer"), the Founder Shares, for the period of time as follows:

      (i) eighty-five percent (85%) of the Founder Shares shall be restricted as aforesaid until December 31, 2006, and

      (ii) fifteen percent (15%) of the Founder Shares shall be free from the restrictions set forth herein.

            Notwithstanding the foregoing, all restrictions under this letter agreement shall automatically terminate simultaneous with the declaration by the US Securities and Exchange Commission of an effective resale registration statement (on Form SB-2 or similar form the Company is eligible to use) filed by the Company for the benefit of Ramot at Tel Aviv University. In addition, the undersigned may transfer any of the Founder Shares (1) in the case of an individual, during his or her lifetime or on death, by will or intestacy to his or her immediate family, (2) in the case of an individual, during his or her lifetime or on death, to a trust or other entity formed for tax or estate planning purposes for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (3) as a bona fide gift to any charitable or education not-for-profit institution that qualifies under Internal Revenue Code Section 501(c)(3) or similar foreign statute, or (4) if the undersigned is a partnership, limited liability company or other corporate entity, to its partners, members or shareholders, on a pro-rata basis to their interests in such partnership, limited liability company or other corporate entity as part of a distribution of capital; provided, however, that (1) such transfer shall not involve a disposition for value, and (2) prior to any such transfer each transferee shall execute an agreement, reasonably satisfactory to the Company, pursuant to which each transferee shall agree to receive and hold such Founder Shares, or securities convertible into or exchangeable or exercisable for the Founder Shares, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof. For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor. This agreement set forth herein shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws provisions.

            The undersigned hereby acknowledges and agrees that the Company will communicate the transfer restrictions set forth in this letter to its transfer agent to preclude any transfer of the Founder Shares during the restricted periods set forth above and, if requested by the Company, the undersigned will promptly surrender the certificate representing the Founder Shares to the Company so that it may be reissued with a restrictive legend referring to this letter agreement.

                                Yours very truly,


                                (For individuals)


                                ---------------------------
                                Signature


                                ---------------------------
                                Name


                                (For corporations)


                                Corporate Name:


                                ---------------------------


                                By:
                                    -----------------------
                                    Name:
                                    Title: